                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                            QUARTERDECK CORPORATION
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 19, 1998

                                       AT

                              $0.52 NET PER SHARE

                                       BY

                          OAK ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF

                              SYMANTEC CORPORATION

                      THE OFFER AND WITHDRAWAL RIGHTS WILL
                 EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON MONDAY, NOVEMBER 16, 1998, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

     By First Class Mail:                      By Overnight, Certified                           By Hand:
                                                or Express Delivery:
       State Street Bank                                                                   Securities Transfer &
       and Trust Company                          State Street Bank                      Reporting Services, Inc.
   Corporate Reorganization                       and Trust Company                        c/o Boston EquiServe
         P.O. Box 9061                        Corporate Reorganization                 100 Williams Street, Galleria
     Boston, MA 02205-8686                       40 Campanelli Drive                        New York, NY 10038
                                                 Braintree, MA 02184
                                             By Facsimile Transmission:
                                          (for Eligible Institutions Only)
                                                   (781) 794-6352

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                  APPEAR(S) ON                                   CERTIFICATE(S) AND SHARE(S) TENDERED
                CERTIFICATE(S))                                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER OF
                                                    CERTIFICATE      SHARES EVIDENCED BY        NUMBER OF SHARES
                                                     NUMBER(S)         CERTIFICATE(S)*             TENDERED**
                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                    TOTAL SHARES

--------------------------------------------------------------------------------

   * Need not be completed by stockholders delivering Shares by book-entry transfer.

  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Quarterdeck Corporation ("Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See Instruction 2.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates for, or a Book Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.

   Name(s) of Tendering Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket No. (if any):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
   ------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Oak Acquisition Corporation ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Symantec Corporation, a Delaware corporation, the above-described shares of common stock, par value $0.001 per share (together with the associated Preferred Stock purchase rights, the "Shares"), of Quarterdeck Corporation (the "Company"), a Delaware corporation, pursuant to Purchaser's offer to purchase all Shares at $0.52 per Share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal back up or other withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 19, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal ("Letter of Transmittal" which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or, from time to time, in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Gordon E. Eubanks, Jr. and Howard A. Bain III and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

------------------------------------------------------------
------------------------------------------------------------

         SPECIAL PAYMENT INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 1, 5, 6, AND 7)                        (INSTRUCTIONS 1, 5, 6, AND 7)

     To be completed ONLY if the check for the         To be completed ONLY if the check for the
purchase price of Shares or Certificates               purchase price of Shares purchased or
evidencing Shares not tendered or not                  Certificates evidencing Shares not tendered or
purchased to be issued in the name of someone          not purchased are to be mailed to someone
other than the undersigned, or if Shares               other than the undersigned, or to the
tendered hereby and delivered by book-entry            undersigned at an address other than that
transfer which are not purchased are to be             shown under "Description of Shares Tendered."
returned by credit to an account at the
Book-Entry Transfer Facility other than the
account designated above.

Issue  [ ] Check     [ ] Certificate(s) to:            Mail:  [ ] Check     [ ] Certificate(s) to:

Name:                                                  Name:
                (PLEASE PRINT)                                         (PLEASE PRINT)

Address:                                               Address:
----------------------------------------------         ----------------------------------------------
                                    (ZIP CODE)                                             (ZIP CODE)

----------------------------------------------         ----------------------------------------------
  TAXPAYER IDENTIFICATION OR SOCIAL SECURITY             TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                    NUMBER                                                 NUMBER
  (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)              (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account at the Book-Entry Transfer Facility set forth below:

Account Number:

------------------------------------------------------------
------------------------------------------------------------

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
          (PLEASE COMPLETE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

__

__
                           SIGNATURE(S) OF HOLDER(S)

               DATED:                                     , 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

Name(s):

__
                                 (PLEASE PRINT)

Capacity (full title):  __

Address:  __

__
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.:
                (SEE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:
                             (PLEASE TYPE OR PRINT)

Title:

Name of Firm:

Address:

__
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:

Dated:

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers Automated Quotation-National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below or to the Dealer Manager at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. SUBSTITUTE FORM W-9. Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.
--------------------------------------------------------------------------------
                                 PAYER'S NAME:
--------------------------------------------------------------------------------

                           -----------------------------------------------------

--------------------------------------------------------------------------------

 SUBSTITUTE

 FORM W-9
 DEPARTMENT OF THE TREASURY

 INTERNAL REVENUE SERVICE

 PAYER'S REQUEST FOR TAXPAYER

 IDENTIFICATION NUMBER (TIN)

PART II -- For Payees Exempt From Backup Withholding, see the enclosed
                            Guidelines and complete as instructed therein.

                                                   PART III -- Social Security
                                                   Number OR

                                                   Employer Identification
                                                   Number

                                                   ----------------------------

                                                      (If awaiting TIN write
                                                          "Applied For")

 CERTIFICATION -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE                                  DATE , 1998
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

PART I -- Taxpayer Identification Number--For all
                            accounts, enter
                            taxpayer identification
                            number in the box at
                            right. (For most
                            individuals, this is
                            your social security
                            number. If you do not
                            have a number, see
                            OBTAINING A NUMBER in
                            the enclosed
                            Guidelines.) Certify by
                            signing and dating
                            below.

NOTE: If the account is in more than one name, see
                            the chart in the
                            enclosed Guidelines to
                            determine which number
                            to give the payer.

     IMPORTANT: THE LETTER OF TRANSMITTAL OR FACSIMILE THEREOF, PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                        The Depositary for the Offer is:

                      STATE STREET BANK AND TRUST COMPANY

               By First Class Mail:                    By Overnight, Certified or Express Delivery:
        State Street Bank and Trust Company                        c/o Boston EquiServe
             Corporate Reorganization                            Corporate Reorganization
                   P.O. Box 9061                                    40 Campanelli Drive
               Boston, MA 02205-8686                                Braintree, MA 02184

                                    By Hand:

                             Securities Transfer &
                            Reporting Services, Inc.
                              c/o Boston EquiServe
                              100 William Street,
                                    Galleria
                               New York, NY 10038

                           By Facsimile Transmission:

                        (for Eligible Institutions Only)
                                 (781) 794-6352

 Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the
                                     Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                               New York, NY 10005
                         Call Toll Free (800) 488-8095
                          Call Collect (212) 269-5550

                      The Dealer Manager for the Offer is:

                          DONALDSON, LUFKIN & JENRETTE

                                277 Park Avenue
                               New York, NY 10172
                          Call Collect (212) 892-7700